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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 21, 1998
(Date of earliest event reported)

Commission File No. 333-64131



                               Chase Funding, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New York                                                   13-3840732
------------------------                                     -------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey                     07675
=---------------------------------------------               -------------------
Address of principal executive offices                           (Zip Code)


                                  201-782-9084
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)



                         Index to Exhibits is on Page 5

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ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  Filing of Consents of Experts
                  -----------------------------

                  Attached as Exhibit 23 is the Consent of PricewaterhouseCoopers with respect to certain finanical data of Financial Security Assurance Inc. contained in the Prospectus Supplement dated December 16, 1998 under the heading "The Group II Certificate Insurer--Capitalization" which Prospectus Supplement is in regards to the offering of Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1998-2.


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ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

                                      (23) Consent of PricewaterhouseCoopers
                                      with respect to certain finanical data of Financial Security Assurance Inc. contained in the Prospectus Supplement dated December 16, 1998 under the heading "The Group II Certificate
                                      Insurer--Capitalization" which Prospectus
                                      Supplement is in regards to the offering of Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1998-2.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE FUNDING, INC.

December 21, 1998

                                       By: /s/ Eileen Lindblom
                                           ------------------------------------
                                           Name:  Eileen Lindblom
                                           Title: Vice President



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                                INDEX TO EXHIBITS



Exhibit No.                        Description
-----------                        -----------

   (23)                            Consent of Pricewaterhouse Coopers








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